UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                   Pursuant to Section 13 or Section 15(d) of
                      the Securities Exchange Act of 1934.

                                  June 1, 2003
              -----------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 ZIM CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Canada                             0-31691                          N/A
-------------                  ---------------               -----------------
(State of                     (Commission File              (IRS Employer I.D.
Incorporation)                     Number)                        Number)




                                20 Colonnade Road
                                    Suite 200
                         Nepean, Ontario Canada K2E 7M6
                         -------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (613) 727-1397 with copies to:

                                Hank Gracin, Esq.
                               Lehman & Eilen LLP
                         50 Charles Lindbergh Boulevard
                                    Suite 505
                                Tel: 516-222-0888
                                Fax: 516-222-0948

                                EXPLANATORY NOTE

This Form 8-K/A is being filed by the Registrant as an amendment to its Form 8-K/A filed on June 30, 2003 solely to provide additional disclosure regarding the change of accountants during 2003 by the Registrant, ZIM Technologies International, Inc. ("ZIM Technologies"), and Private Capital Investors, Inc. ("Private Capital").

ITEM 4.  CHANGES IN REGISTRANT'S INDEPENDENT ACCOUNTANTS.

Effective June 1, 2003, the Registrant engaged Raymond Chabot Grant Thornton General Partnership, as the independent accounting firm for ZIM Corporation, ZIM Technologies and Private Capital. Also effective June 1, 2003, the Registrant dismissed Kenneth A. Gill, Chartered Accountant, the Registrant's former independent accounting firm, and David I. Tow, C.P.A., Private Capital's former independent accounting firm. On May 1, 2003, KPMG LLP resigned as ZIM Technologies' independent accounting firm.

The decision to terminate Kenneth A. Gill, Chartered Accountant, and David I. Tow, C.P.A., was approved by the Registrant's audit committee and its entire board of directors. The decision to retain Raymond Chabot Grant Thornton General Partnership was approved by the Registrant's audit committee and its entire board of directors.

Neither the report of Kenneth A. Gill, Chartered Accountant, for the periods ended on April 30, 2003, January 31, 2003 and October 31, 2002, nor the reports of KPMG LLP for the years ended May 31, 2002 and May 31, 2001, contained an adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope or accounting principles, except for an auditor's comment for United States readers in regard to the ability of the Registrant or ZIM Technologies, as applicable, to continue as a going concern. David I. Tow, C.P.A. issued no reports on behalf of Private Capital subsequent to his retention on December 16, 2002, and therefore issued no report that contained any adverse opinion, disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles.

During the periods covered by the reports of Kenneth A. Gill, Chartered Accountant, and during the subsequent interim period through June 1, 2003, there were no disagreements with Kenneth A. Gill, Chartered Accountant, on accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to his satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with his reports.

During the periods covered by the reports of KPMG LLP, and during the subsequent interim period through its resignation on May 1, 2003, there were no disagreements with KPMG LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

During the period subsequent to David I. Tow, C.P.A.'s retention by Private Capital on December 16, 2002, and during the subsequent interim period through June 1, 2003, there were no disagreements with David I. Tow, C.P.A., on accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to his satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with his work on behalf of Private Capital.

None of the reportable events described under Item 304 (a)(1)(iv)(B), Item 304
(a)(2) or Item 304(b) of Regulation S-B occurred with respect to the Registrant, ZIM Technologies or Private Capital, during the Registrant's fiscal years ended May 31, 2001 and May 31, 2002, and during the subsequent interim period through May 1, 2003 with respect to KPMG LLP, and through June 1, 2003 with respect to Kenneth A. Gill, Chartered Accountant, and David I. Tow, C.P.A.

Both Kenneth A. Gill, Chartered Accountant, and KPMG LLP have furnished to the Registrant a letter addressed to the United States Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant herein with respect to their reports, and with respect to the subsequent interim periods. A copy of each such letter is filed as an Exhibit to this Form 8-K/A.

David I. Tow, however, died on January 14, 2004, and his accounting practice ceased upon his death. As such, there is no one available to comment on the Registrant's statements contained herein with respect to David I. Tow C.P.A.'s limited work on behalf of Private Capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

16.1 Letter from Kenneth A. Gill, Chartered Accountant, dated June 29, 2004

16.2 Letter from KPMG LLP, dated June 29, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ZIM CORPORATION
                                                     (Registrant)


June 29, 2004                                  By: /s/ Jennifer North
                                                  ---------------------------
                                                  Jennifer North
                                                  Chief Financial Officer